EXHIBIT 10.1

BRITISH COLUMBIA

Ministry of Employment and Investment
Energy and Minerals Division
Mineral Titles Branch

EVENT NUMBER: 3185162
OFFICE USE ONLY

Mineral Tenure Act
SECTION 57 & 58

SUB-RECORDER
RECEIVED
OCT 9 - 2002
M.R. # 4 $ 60.00
VANCOUVER, B.C.
RD

RECORDING STAMP

BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE: Mineral
(Mineral or Placer)

MINING DIVISION: Slocan

SELLER

I, Locke B. Goldsmith
(Full Name)

301 - 1855 Balsam St.
(Mailing Address)

Vancouver (City) BC (Province)

V6K 3M3 (Postal Code) 604-733-2830 (Telephone)

Client Number: 109865

PURCHASER

Clive de Larrabeiti
(Full Name)

South Lodge Pax Hill Park
(Mailing Address)

Lindfield (City) West Sussex U.K. (Province)

RH16 2QY (Postal Code) (Telephone)

Client Number: 144780

For and in consideration of the sum of Ten dollars ($ 10.00)

paid to me, do hereby sell the interest as specified below in the following mineral titles:

CLAIM NAME OR LEASE TYPE	TENURE NUMBER	PERCENTAGE OF TITLE BEING SOLD
Silver Stone 1	301217	100
Silver Stone 2	301218	100
Silver Stone 3	301225	100
Silver Stone 4	301226	100
Silver Stone 5	301227	100
Silver Stone 6	301228	100

I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

9 October 2002
(Date)

P. R. Peltz
(Signature of Witness)

L Goldsmith
*(Signature of Seller)

* If a corporation, either the corporate seal or signature of a signing officer with position in corporation stated.

MTL 115 Rev. 97/03